UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report: December 31, 2008
(Date of earliest event reported)
QUEST RESOURCE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-17371	90-0196936
(State or other jurisdiction	(Commission	(I.R.S. Employer Identification
of incorporation or organization)	File Number)	Number)
210 Park Avenue, Suite 2750
Oklahoma City, Oklahoma 73102
(Address of principal executive offices, including zip code)
(405) 600-7704
(Registrant’s telephone number, including area code)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Review.
          On December 31, 2008, the board of directors (the “Board”) of Quest Resource Corporation, a Nevada corporation (the “Company”), determined that the audited consolidated financial statements of the Company as of and for the years ended December 31, 2005, 2006 and 2007 and the Company’s unaudited consolidated financial statements as of and for the three months ended March 31, 2008 and as of and for the three and six months ended June 30, 2008 (the “Affected Financial Statements”) should no longer be relied upon.
          As previously reported, a joint special committee of the Board, the board of directors of the general partner of Quest Energy Partners, L.P., a subsidiary of the Company, and the board of directors of the general partner of Quest Midstream Partners, L.P., another subsidiary of the Company (the “Special Committee”), was appointed to conduct an internal investigation (the “Investigation”) of certain questionable transfers, repayments and re-transfers of funds from subsidiaries of the Company to entities controlled by the Company’s former chief executive officer, Mr. Jerry D. Cash (the “Transfers”). The Company commenced the Investigation upon receiving an inquiry from the Oklahoma Department of Securities regarding the Transfers. Management has concluded that the Affected Financial Statements should be restated to reflect the Transfers and their effect on the Affected Financial Statements. The restated financial statements to be prepared for the dates and periods covered by the Affected Financial Statements are referred to in this report as the “Restated Financial Statements”.
          Management has concluded that the reported cash balances of the Company for periods ended on and after December 31, 2007 will be reduced by a total of $10,000,000 as a result of the Transfers (as the Company previously reported) and the Company’s reported accumulated deficit for periods ended on and after December 31, 2007 will be increased by the same amount. The Transfers began in June of 2004 and continued through July 1, 2008, but as a result of certain repayments and the amounts involved, the Company’s cash balance and accumulated deficit as reported on the Company’s consolidated balance sheet as of December 31, 2004 were not materially inaccurate as a result of the Transfers made prior to that date.
          The following table shows the net increase in the amount of Transfers that occurred (i.e., the amount of additional expense that will be recognized) in each of the following periods.

Annual
Period Covered by	Increase in
Statements of Operations	Net Transfers
Year ended December 31, 2005	$2,000,000
Year ended December 31, 2006	6,000,000
Year ended December 31, 2007	2,000,000
          The cumulative Transfers will decrease the reported cash balances and will increase the reported accumulated deficit at year end for each of these years. The Transfers will also have a corresponding effect on the Company’s net cash provided by (used in) operating activities. The Restated Financial Statements will reflect the recognition of additional expense in each period in which the Transfers resulted in a net increase in the total amount of the Transfers. The amount of expense recognized in any such period will equal the amount of such net increase in the Transfers occurring in that period.
          The Company is actively seeking restitution, including from Mr. Cash. There can be no assurance that the Company will be successful in recovering any amounts. Some of the recovery may consist of assets other than cash and accurately valuing such assets in the current economic climate may be difficult. Any amounts recovered will be recognized by the Company for financial accounting purposes only in the period in which the recovery occurs.
          In connection with a further management review of the Affected Financial Statements, other material errors have been identified in the Affected Financial Statements relating to the manner in which the Company accounted for certain non-cash items, including: (1) derivative instruments (which were incorrectly accounted for as cash flow hedges; the correction of the error will result in the change in derivative fair value that was included in other comprehensive income for each period being included in the net income (or loss) for such period), (2) stock compensation cost (amounts reported in 2006 and 2007 are likely to be overstated), (3) depreciation, depletion and amortization (amounts reported in 2006 and 2007 are likely to be overstated) and (4) impairment of its oil and gas properties (impairment recorded in 2006 is likely to be overstated). The Company is still evaluating the impact of these errors on the unaudited consolidated financial statements for the three months ended March 31, 2008 and the three and six months ended June 30, 2008. The Company has not completed its review of the Affected Financial Statements and is in the process of discussing these errors with its prior independent accountants and therefore is not able to provide an estimate of the magnitude of these errors at this time. The Restated Financial Statements will reflect the correction of these errors as well as any other errors that may be identified. However, the Company does not believe that these non-cash items will affect the amount of the previously reported net cash provided by (used in) operating activities.
          As a result of matters identified in the Investigation and other identified errors in previously issued financial statements, the Board of Directors concluded on December 31, 2008 that the Company has material weaknesses in its internal control over financial reporting, including its entity level controls, controls related to accounting for derivative instruments, controls related to the determination of impairment and the calculation of depletion of its oil and gas properties and controls over the accounting for equity based compensation. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that a corporation’s internal control over financial reporting is effective. The Company is currently in the process of remediating the weaknesses in internal control over financial reporting referred to above by designing and implementing new procedures and controls throughout the Company and its subsidiaries and by strengthening its accounting department through adding new personnel and resources.
          The Company intends to issue the Restated Financial Statements as soon as practicable after the conclusion of the Investigation and the preparation and completion of the Restated Financial Statements. At this time, however, the Company cannot accurately predict when the preparation of the Restated Financial Statements will be completed.
          The foregoing information is based on facts obtained from the Investigation and the reviews of previously issued financial statements of the Company to date. Additional information could be discovered through the remaining work to be conducted in the Investigation or as a result of the preparation of the Restated Financial Statements. Such information could result in the Company having to make additional adjustments to one or more of the Affected Financial Statements, or identifying and having to remediate other material weaknesses in its internal control over financial reporting.
          The Board and management of the Company have discussed with UHY LLP, the Company’s current independent registered public accounting firm, the matters discussed in this report. In addition, management has discussed these matters with Murrell, Hall, McIntosh & Co., PLLP, the Company’s independent registered public accounting firm for the years ended December 31, 2007, 2006 and 2005 and the quarter ended March 31, 2008 and Eide Bailly, LLP, the Company’s independent registered public accounting firm for the quarter ended June 30, 2008.
Forward-Looking Statements
          The foregoing discussions includes statements and information that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and that are intended to enjoy the protection of the safe harbor for forward-looking statements provided by that Act.

The forward looking statements include, but are not limited to, information regarding restitution, the material errors and the estimated effects of the Transfers and the anticipated impact on the Affected Financial Statements. The forward-looking statements are identified by the use of the words “anticipated,” “estimated,” “expect,” “expected,” “will be,” “will be recognized,” or “will be reflected” in the statement or with respect to the information. These forward-looking statements are subject to risks, uncertainties and other factors, including discovery of information in addition to or different from the information on which such estimates are based. As a result of these matters, the actual adjustments reflected in the Restated Financial Statements to be issued by the Company and the ability of the Company to fund its operations in the future may differ materially from the anticipated results expressed or implied in the forward-looking statements made in the foregoing discussion. The Company urges readers to take such factors and the possibility of such differences into account in any consideration of the forward-looking statements included in this report and not place undue reliance on such statements. The forward-looking statements included in this report are made only as of the date of this report, and the Company undertakes no obligation to update any of these forward-looking statements to reflect subsequent events or circumstances.
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST RESOURCE CORPORATION
By:	/s/ Jack Collins
Jack Collins
Interim Chief Financial Officer

Date: January 2, 2009